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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

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                   Pursuant to Section 13 or 15(d) of the
                     Securities and Exchange Act of 1934


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Date of Report (Date of earliest event reported):       August 12, 2002
                                                   --------------------------



                       GRAYBAR ELECTRIC COMPANY, INC.
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           (Exact name of registrant as specified in its charter)


       New York                       0-255                   13-0794380
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(State of incorporation            (Commission               (IRS Employer
   or organization)                 File No.)             Identification No.)



        34 North Meramec Avenue
          St. Louis, Missouri                                   63105
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:       (314) 573-9200
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Item 7.  Financial Statements and Exhibits
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(c) Exhibits:

         99.1 Sworn statement of Principal Executive Officer of Graybar Electric Company, Inc. pursuant to SEC Order 4-460.

         99.2 Sworn statement of Principal Financial Officer of Graybar Electric Company, Inc. pursuant to SEC Order 4-460.


Item 9.  Regulation FD Disclosure
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         On August 12, 2002, Robert A. Reynolds, Jr., the Principal
Executive Officer of Graybar Electric Company, Inc., and Juanita H. Hinshaw, the Principal Financial Officer of Graybar Electric Company, Inc., each delivered to the Securities and Exchange Commission a sworn statement pursuant to Securities and Exchange Commission Order No. 4-460. Conformed copies of the sworn statements are attached hereto as Exhibits 99.1 and
99.2. The information in this report and the exhibits attached hereto are being furnished pursuant to Regulation FD promulgated under the Securities Exchange Act of 1934.





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                                  SIGNATURE


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


              August 12, 2002           GRAYBAR ELECTRIC COMPANY, INC.
              ---------------           ------------------------------
                  (Date)



                                        By   \S\ J. H. KIPPER
                                            --------------------------
                                              J. H. Kipper,
                                              Vice President
                                              and Comptroller



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                                EXHIBIT INDEX


Exhibit 99.1: Sworn statement of Principal Executive Officer of Graybar Electric Company, Inc. pursuant to SEC Order 4-460.

Exhibit 99.2: Sworn statement of Principal Financial Officer of Graybar Electric Company, Inc. pursuant to SEC Order 4-460.






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